

Lexaria Bioscience Corp.

Investor Presentation LXX:CSE | LXRP:US

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Lexaria
BIOSCIENCE

November 2017

LexariaBioscience.com

Disclaimer

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, evaluation of medical marijuana projects, alternative health projects or products, and cannabidiol-fortified products or services for participation and/or financing, competitive positions, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions that are forward-looking statements. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements including, without limitation, foreign exchange and other financial markets; changes of the interest rates on borrowings; whether or not the Company will be successful in executing its business plan in whole or in part; hedging activities; changes in commodity prices; changes in the marketing or capital project expenditure levels; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which Lexaria Corp. operates. These and other risks and uncertainties are more fully described in our periodic reports and other disclosure documents filed by Lexaria Corp. from time to time with regulatory authorities available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov, and the reader is encouraged to review these documents. Planned dates stated herein are estimates only, based on best information available. Dates are not assured and are subject to revision without notice. The Company assumes no obligation, except as required by law, to update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell or a solicitation of an offer to buy securities of Lexaria Bioscience Corp. It is a short summary of certain information for introductory purposes only and is not to be relied upon for investment purposes.

No statement within has been evaluated by the Food and Drug Administration, and no product or service is intended to diagnose, treat, cure or prevent any disease.

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Drug Delivery Platform Innovation

Lexaria Bioscience has developed a new disruptive drug delivery platform: DehydraTECH™

Patented technology changes the way Active Pharmaceutical Ingredients ("APIs") enter the body orally:

1) Masks unwanted tastes
   Eliminates the need for sugar-filled edibles.
2) Reduces the time of onset
   Effects are felt within 15-20 min (vs. 60-120 min).
3) Avoids first-pass liver metabolism
   Mitigating unwanted side effects.
4) Increases bio-absorption: 5-10X
   Equates absorption by inhalational delivery.



DehydraTECH™ technology patent covers multiple APIs:

- Cannabinoids - Cannabidiol (CBD), Tetrahydrocannabinol (THC),
- Non steroidal anti-inflammatory pain medications (NSAIDs),
- Nicotine (and its analogs),
- Fat soluble vitamins.

Business Model:

- Out-license (royalty) technology to third party partners,
- Sales of Lexaria products.

Patent Portfolio

19 patent applications filed:

- In the US and internationally under the Patent Cooperation Treaty (PCT), including national/regional filings covering 44 countries.

Patents granted - name a broad range of lipophilic bioactives and food/carrier particles that can be formulated and delivered using Lexaria's DehydraTECH™ technology.

- Non-psychoactive cannabinoids (CBD) — Notice of Allowance July 12, 2016; Patent grant October 26, 2016

- Psychoactive cannabinoids (THC),
- NSAIDs,
- Nicotine (and its analogs),
- Fat soluble vitamins.

  — **Notice of Allowance October, 2017**; Patent grant expected within 3 mo.

Applicable to many consumer/pharma product dosage forms (foods, liquid emulsions, tablets, capsules, etc.).

Australian Government
IP Australia

WIPO | PCT
The International Patent System

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Transforming entry into the body

Lexaria transforms the way Active Pharmaceutical Ingredients ("APIs") enter the bloodstream through the Gastrointestinal Tract

Lexaria's Patented DehydraTECH™:

Attribute	Traditional Delivery	DehydraTECH™ Delivery	Lexaria Science
Taste	Bad tasting	**Flavor masking for poor tasting compounds**	Fatty acids are believed to block and shunt bound ingredients away from bitter taste receptors*
Stomach	Largely destroyed by stomach acid	**Protection during stomach transit**	Lipids enable gastric protection and rapid passage**
Liver Bypass	Broken down by the liver	**Bypasses first pass liver metabolism**	***Trojan Horse***: Long-chain fatty acids bypass first pass liver metabolism***
Bioabsorption	Unable to significantly cross intestinal wall	**5-10x amplified intestinal absorption**	Small intestine quickly absorbs long-chain fatty acids into lymphatics ***

The Result...

Attribute	Traditional	Lexaria DehydraTECH™
Bioavailability	LOW	**HIGH**
Time of Onset	60-120 minutes	**15-20 minutes**

*Coupland & Hayes (2014). Pharm Res. Nov 31(11); 2921-2939
**Soehngen et al., (1998). Arthritis & Rheumatism. Vol 31, No. 3.
***Iqbal & Hussain (2009). Am J Physiol Endocrinol Metab. Jun;296(6);E1184-94.

How does DehydraTECH™ work?

Process:

1) Combine API and Fatty Acid Oil



e.g.: THC LCFA: sunflower oil

2) Apply to food/carrier particles



e.g.: mannitol, gum Arabic, etc.

3) Perform dehydration procedure


-OH + HO- ⟶ -O- + H2O

dehydration synthesis

API = Active Pharmaceutical Ingredient
LCFA = Long Chain Fatty Acid; MCFA = Medium Chain Fatty Acid

Results:

Fatty acids are believed to block and shunt bound APIs away from bitter taste receptors*



Lipids enable gastric protection and rapid passage**



Small intestine quickly absorbs LCFAs into lymphatics (bypassing first pass liver effect) and MCFAs via the liver***


LCFAcylCoA
LCFA
MCT
LCT
Chylmicron
Lymphatics
MCFA
Lumen
MCT
Intestinal Mucosa
Portal Vein
MCFA
Chylmicron
General Circulation
Fatty Acids
LCFA
LCFA
lipids
CO2
Liver
Peripheral Tissues

*Coupland & Hayes (2014). Pharm Res. Nov 31(11); 2921-2939
**Soehngen et al., (1998). Arthritis & Rheumatism. Vol 31, No. 3.
***Iqbal & Hussain (2009). Am J Physiol Endocrinol Metab. Jun;296(6);E1184-94.

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Commercial Applications

Cannabinoids



- Ingestible product formats of all types,
- Enhanced palatability, speed of effectiveness and potency,
- Viable and healthier alternative to smoking/vaping.

Vitamins



- Existing and new ingestible product formats,
- Enhanced absorption performance for synthetics as well as natural fat soluble vitamins (A, D, K & E).

NSAIDs



- Alternate means to formulate NSAIDs,
- Higher bioavailability,
- Lower input requirements,
- Less burden on liver and kidneys (lower toxicity).

Nicotine



- World's first ingestible nicotine products,
- Alternative to smoking/vaping, gums and patches,
- High bioavailability without first pass liver metabolism.

Estimated Global Market Sizes

$8B $31B $60B $770B

Sources: ArcView Research & EuroMonitor

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Cannabinoids: Plant-to-bloodstream

3 prominent ways cannabinoids enter the blood stream:





1) Inhalation
- High bioavailability (est. 30%)
- Harmful to Lungs



2) Sub-lingual (under tongue)
- Medium bioavailability (est. 16%)
- Foul taste



3) Oral – Gastrointestinal Tract
- Low bioavailability (est. 3-5%)
- Sugar filled, to mask taste

Lexaria transforms the way **cannabinoids** enter the bloodstream through the Gastrointestinal Tract

Fast acting, tasteless, increased bioavailability.

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Lab Testing | Scientific Research

In vitro Absorption Study

Aug 2015, showed 499% increase in CBD bioabsorption in human intestinal tissues.

Human Biomarker Study

Jan 2016, human subjects, 5-10 X increase in salivary nitric oxide (CBD surrogate) within 15-30 min.

Human Focus Study

Mar 2016, 15-20 minutes for onset of THC effects from chocolates in human volunteers.

Collaborative research agreement with NRC

Signed Feb 2017, C$250,000, 18 month term, research underway.

Clinical Study by University of British Columbia

Signed Aug 2017. Commencing Nov 2017.



Canada NRC·CNRC

UBC



Cannabis regulatory environment

Regulation trend to prohibit / limit smoking:

- Florida, Pennsylvania, California, numerous US city councils, Canada.

Regulation trend to limit dosage in edibles:

- State of Nevada, Jul 1, 2017
  - Max THC for edibles: 100mg/package and 10mg/serving,
- State of California, Jan 1, 2018
  - Max THC for edibles: 100mg/package and 10mg/serving.

These trends increase the market need for fast-acting, high-absorption, alternative delivery methods – which is Lexaria's specific focus.



Florida's New Medical Marijuana Law: What Physicians and Entrepreneurs Need to Know

- **No Smoking.** The law prohibits the administration of marijuana in a form for smoking, seeds, or flower (except for flower in a sealed, tamper-proof receptacle for vaping), but allows for edibles and vaping.

Summary of Pennsylvania's Medical Marijuan

Usage Limitations: The only types of medical cannabis allowed initially are pills,
tinctures, liquid, and non-whole plant forms for administration through vaporizat
edibles, but medical cannabis products could be mixed into food or drinks to faci
facility or residence. Vaporization is allowed, and smoking is prohibited. Following


1000mg
COOKIE


100mg THC
DO NOT DRIVE A MOTOR VEHICLE
OR OPERATE HEAVY MACHINERY
WHILE USING MARIJUANA

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Business model: royalties & sales





Out-licensing DehydraTECH™ to third-party partners using high margin royalty model

- Initial focus on THC / CBD edibles manufacturers:
  - First licensee - cannabis chocolate company located in Colorado with expansion rights,
  - Advanced discussions underway with 10+ other U.S. edibles manufacturers with annual sales from $5M to $+50M each,
  - Lexaria targets 5-10% royalty on gross sales plus individual market territory access fees per licensee,
  - Future targets will be multi-national manufacturers in the multi-billion dollar vitamin, supplement, pain reliever and nicotine marketplaces.





Secondary focus on selling Lexaria CBD edibles

- TurboCBD™ capsules & ViPova™ teas,
- Distribution partnerships sought to grow revenues.


TurboCBD



Nicotine: a smoke-free future

Regulatory pressure against cigarettes is increasing:

- FDA to pursue lowering nicotine in cigarettes to non-addictive levels (July 2017).

Big Tobacco responds:

- Phillip Morris – pledges $1B to anti-smoking, shuffles management toward smoke-free future (Sept 2017),
- British American Tobacco – to rapidly grow sales of next generation products to £5B by 2022 (Oct 2017).



NO SMOKING
NO VAPING



FDA announces comprehensive regulatory plan to shift trajectory of tobacco-related disease, death.

Agency to pursue lowering nicotine in cigarettes to non-addictive levels and create more predictability in tobacco regulation.

-- FDA; July 28 2017

Philip Morris shuffles management on its quest toward a smoke-free future

-- CNBC; September 28 2017

British American Tobacco to rapidly expand "next-gen products"

-- Financial Times; October 25 2017

Nicotine Edibles?

There are currently NO edible nicotine products in the marketplace due to nicotine's inability to securely pass through the human GI tract without GI-irritation.

Lexaria is currently planning animal in vivo studies to test DehydraTECH™ - nicotine entering the GI tract

- If successful, it will be a dramatically disruptive development within a $770B industry which is investing heavily in smoke-free alternatives.

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NSAIDs: new pain relief solution

NSAIDs (nonsteroidal anti-inflammatory drugs) are among the most common pain relief medicines in the world

- Most common are acetylsalicylic acid (ASA) and ibuprofen,
- Generally a safe and effective treatment method for pain, but associated with a number of gastrointestinal problems including dyspepsia and gastric bleeding.

NSAIDs undergo significant liver biotransformation into inactive metabolites after ingestion

- Requires high quantities of active substance to offset the bioavailability loss from liver processing.

Lexaria's DehydraTECH™ technology bypasses the liver

- Offering an alternate means to formulate oral NSAID products with lower active substance.

Greater effectiveness at pain killing through higher bioavailability could lead to a reduction in current opioid use

- Opioids (e.g. morphine) are the largest pain management sector but are known to cause dependence and are a leading cause of drug death through abuse and overuse,
- 91 Americans die every day from an opioid overdose (www.cdc.gov),
- Opioid epidemic is now a US public health emergency.

Lexaria to begin testing DehydraTECH™ for NSAIDs during 2018

- Potential to develop a new drug delivery platform for pain medicines.



> ...approximately 107,000 patients are hospitalized annually for nonsteroidal anti-inflammatory drug (NSAID)-related gastrointestinal (GI) complications and at least 16,500 NSAID-related deaths occur each year.
> -- *The American Journal of Medicine*


CNN politics
Trump declares opioid epidemic a national public health emergency
BREAKING NEWS
TRUMP DECLARES OPIOID CRISIS A PUBLIC HEALTH EMERGENCY
CNN

Vitamins: alternate delivery methods

- Vitamins can be divided into two broad categories
  - Water soluble,
  - Fat soluble (including vitamins A, D, K and E).
- Fat soluble vitamins are generally harder to absorb in the intestines
  - Food and supplement manufacturers often use synthetic versions or other variants to increase bioavailability.
- Lexaria's DehydraTECH™ technology offers an alternative
  - Alternative means to formulate fat soluble vitamins into oral ingestible products,
  - Increased bioavailability, greater overall delivery performance.
- Lexaria to begin testing DehydraTECH™ for vitamins during 2018







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Key executives & advisors

Chris Bunka - Chairman & CEO

Serial entrepreneur involved in several private and public companies since the late 1980's. Extensive experience in the capital markets, corporate governance, M&A and finance.

John Docherty, M.Sc. - Director & President

Over 20 years of senior executive experience in the pharmaceutical and bioscience sectors with an emphasis in the development of drug delivery technologies. Former President and COO of Helix BioPharma Corp. (TSX: HBP). Named inventor on multiple issued and pending patents. M.Sc. in pharmacology and B.Sc. in toxicology from the University of Toronto.

Ted McKechnie – Director

Senior entrepreneurial executive with extensive senior management / board experience in the consumer goods industry in National and Retail brands. Former President and COO of Maple Leaf Foods and executive positions with Kraft, Frito Lay, General Foods, PepsiCo, and Philip Morris Companies. Founder, Chairman and CEO of Canada's Technology For Food.

Dr. Edward Ergenzinger - Advisor

U.S. licensed patent attorney, doctorate in Neuroscience (with concentrations in Pharmacology and Physiology). Over 15 years of experience providing patent services to clients that have ranged from small start-ups to some of the world's largest pharmaceutical and biotechnology companies.

Dr. Philip Ainslie - Advisor

Co-Director for the Centre for Heart, Lung and Vascular Health, Canada, Research Chair in Cerebrovascular Physiology and Professor, School of Health and Exercise Sciences, Faculty of Health and Social Development at the University of British Columbia.

Stock Information

Trading symbol:	CSE:LXX, OTCQB:LXRP
Shares o/s:	68 m
Fully diluted:	79 m
Recent price:	C$0.47 / US$0.38
Management & Insiders:	14m (21%)
Recent Financings:	Brokered financing US$1.7M @ US$0.42/unit (April),
Fiscal year-end:	August 31


LXRP

Contact Information

Chris Bunka, CEO
250 765 6424
Cbunka@lexariaenergy.com

John Docherty, President
905 439 5423
Jdocherty@lexariaenergy.com

Alex Blanchard, Manager Corporate Communications & Investor Relations
778 796-1897
Ablanchard@lexariaenergy.com

www.LexariaBioscience.com